As filed with the Securities and Exchange Commission on April 19, 2002

================================================================================


                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          AMN HEALTHCARE SERVICES, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          AMN HEALTHCARE SERVICES, INC.
                         12235 El Camino Real, Suite 200
                           San Diego, California 92130
                                 (800) 282-0300

                                 April 19, 2002




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of AMN Healthcare Services, Inc. (the "Company" or "AMN") at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California on May 31, 2002, at 8:30 a.m., local time. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying formal notice of the annual meeting and proxy statement.

         A copy of the Company's Annual Report and Form 10-K for the fiscal year ended December 31, 2001 are enclosed. The formal notice of the Annual Meeting, the proxy statement and the proxy card follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly so that your shares will be represented at the Annual Meeting. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

         Thank you for your ongoing support of and continued interest in AMN.


                                        Very truly yours,


                                        /s/ Steven C. Francis
                                        ---------------------------------------
                                        Steven C. Francis,
                                        President and Chief Executive Officer

                          AMN HEALTHCARE SERVICES, INC.
                         12235 El Camino Real, Suite 200
                           San Diego, California 92130
                                 (800) 282-0300

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
                      BE HELD ON MAY 31, 2002 AT 8:30 A.M.


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of AMN Healthcare Services, Inc. (the "Company") will be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California on May 31, 2002 at 8:30 a.m., local time, for the following purposes:

         (1) To elect six directors to the Company's Board of Directors to hold office until the next Annual Meeting or until their successors are duly elected and qualified;

         (2) To ratify the selection by the Company's Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 8, 2002 as the record date for determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Representation of at least a majority of the voting power represented by all outstanding shares is required to constitute a quorum at the Annual Meeting. Accordingly, it is important that your share(s) be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Susan R. Nowakowski
                                        -----------------------
                                        Susan R. Nowakowski,
                                        Executive Vice President,
                                        Chief Operating Officer
                                        and Secretary



San Diego, California
April 19, 2002


          YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO COMPLETE,
           DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF
                 WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          AMN HEALTHCARE SERVICES, INC.
                         12235 El Camino Real, Suite 200
                           San Diego, California 92130
                                 (800) 282-0300

                                 PROXY STATEMENT
                       for Annual Meeting of Stockholders
                           to be held on May 31, 2002

GENERAL

         This Proxy Statement, which is first being mailed to the stockholders of AMN Healthcare Services, Inc. (the "Company" or "AMN") on approximately April 19, 2002, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of AMN for use at the annual meeting of stockholders (the "Annual Meeting"). The Annual Meeting is to be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California on May 31, 2002 at 8:30 a.m., local time, or at any subsequent time which may be necessary by any adjournment of the Annual Meeting.

         Proxies in proper form received by the time of the Annual Meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors FOR proposals (1) and (2). Business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting. The proxy does, however, convey discretionary authority to the persons named in it to vote on such other business as may properly come before the Annual Meeting.

         Shares of the Company's common stock, par value $.01 per share (the "Common Stock"), cannot be voted at the Annual Meeting unless the holder is present or represented by proxy.

VOTING SECURITIES

         The Board of Directors, in accordance with the Amended and Restated Bylaws of the Company (the "Bylaws"), has fixed the close of business on April 8, 2002 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on that date, the outstanding number of voting securities of the Company was 42,289,770 shares of Common Stock.

         For each share held as of the Record Date, each holder of Common Stock is entitled to one vote. If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote.

         The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the voting power represented by all outstanding shares constitutes a quorum. If a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the stockholders present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the election of each director (Proposal 1) and the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for approval of the appointment of KPMG LLP ("KPMG") as the Company's independent auditors (Proposal 2).

REVOCABILITY OF PROXIES

         A stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a letter revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS

         Six directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting or until their successors are duly elected and qualified. The proxy will be voted in accordance with the directions stated on the card, or if no directions are stated, for election of each of the six nominees listed below. The nominees for election who are named below are willing to be duly elected and to serve. If any such nominee is not a candidate for election at the Annual Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee.

         The following table shows certain information concerning our current directors (each of whom is a director nominee) and our other executive officers.

NAME                                               AGE         POSITIONS(S)
----                                               ---         ------------
Robert B. Haas...................................  54          Chairman of the Board and Director
Steven C. Francis................................  47          Director, President and Chief Executive Officer
Michael R. Gallagher.............................  56          Director
William F. Miller III............................  52          Director
Andrew M. Stern..................................  53          Director
Douglas D. Wheat.................................  51          Director

Susan R. Nowakowski..............................  37          Executive Vice President, Chief Operating Officer
                                                               and Secretary
Donald R. Myll...................................  44          Chief Financial Officer and Treasurer

         Information with respect to the business experience and affiliations of our directors, director nominees and executive officers is set forth below.

         ROBERT B. HAAS has been our Chairman of the Board of Directors and a director since November 1999. Mr. Haas also serves as a member of our Executive Committee. Mr. Haas has been actively involved in private business investments since 1978, specializing in leveraged buyouts. He has served as Chairman of the Board of Directors and Chief Executive Officer of Haas Wheat & Partners, L.P., a private investment firm specializing in leveraged acquisitions, since 1992. Mr. Haas serves as Chairman and a director of Playtex Products, Inc., Nebraska Book Company, Inc. and NBC Acquisition Corp.

         STEVEN C. FRANCIS co-founded our predecessor company, AMN Healthcare, Inc., in 1985. He has been an executive officer and director since 1985 and our President and Chief Executive Officer since June 1990. Mr. Francis also serves as a member of our Executive Committee. Prior to 1985, Mr. Francis served in several management positions in the hospitality industry. In addition, he served in the Nevada State Assembly from 1983 to 1987 and was elected as the Majority Leader from 1985 to 1987. Mr. Francis served as Chairman of the Board of Directors of the San Diego Chapter of the American Red Cross in 1997 and continued to serve on the Board until January 2002. In addition, he serves as a board member of Father Joe's Villages, one of the largest private homeless shelter organizations in the United States.

         MICHAEL R. GALLAGHER has been a director since our initial public offering (the "IPO") in November 2001. Mr. Gallagher also serves as a member of our Audit, Compensation and Stock Plan Committees. Mr. Gallagher has served as Chief Executive Officer of Playtex Products, Inc.

since 1995. Previously, Mr. Gallagher was Chief Executive Officer/North America for Reckitt & Coleman PLC, President and Executive Officer of Eastman Kodak's subsidiary, L&F Products and President of the Lehn & Fink Consumer Products Division at Sterling Drug. Mr. Gallagher was Corporate Vice President and General Manager of the Clorox Company and he began his career with the Procter and Gamble Company. He also serves as a director of Playtex Products, Inc., Allergan, Inc., Grocery Manufacturers Association, the Association of Sales and Marketing Companies, the Haas School of Business at the University of California (Berkeley) and the Board of Trustees of St. Luke's School.

         WILLIAM F. MILLER III has been a director since November 1999. Mr. Miller also serves as a member of our Audit, Compensation and Stock Plan Committees. Mr. Miller is currently Chairman, Chief Executive Officer and a director of Health Management Systems, Inc., a healthcare information technology company. From 1983 to 1999, Mr. Miller served as President and Chief Operating Officer of Emcare Holdings, an emergency medical services company. Prior to joining Emcare, Mr. Miller held financial and management positions in the healthcare industry, including positions as chief executive officer and chief financial officer of various hospitals, and administrator/director of operations of a multi-specialty physician group practice. Mr. Miller also serves as a director of Lincare Holdings, Inc.

         ANDREW M. STERN has been a director since our IPO in November 2001. Mr. Stern also serves as a member of our Audit Committee. Mr. Stern has served as Chairman of the Board and Chief Executive Officer of Sunwest Communications, Inc., a public relations firm, since 1983. Mr. Stern also serves as a director of Dallas National Bank and as an advisory director of NeoSpire, Inc. In addition, he serves as the Chairman of the Medical City Dallas Hospital.

         DOUGLAS D. WHEAT has been a director since November 1999. Mr. Wheat also serves as a member of our Executive Committee. Mr. Wheat has served as President of Haas Wheat & Partners, L.P., a private investment firm specializing in leveraged acquisitions, since 1992. He also serves as a director of Playtex Products, Inc., Smarte Carte Corporation, Nebraska Book Company, Inc. and NBC Acquisition Corp.

         SUSAN R. NOWAKOWSKI joined us in 1990 and has been our Chief Operating Officer since December 2000, our Secretary since October 2001 and our Executive Vice President since January 2002. Ms. Nowakowski served as our Senior Vice President of Business Development from September 1998 to December 2000. Following our acquisition of Medical Express, she was additionally appointed President of Medical Express in April 1999. She also served as our Chief Financial Officer and Vice President of Business Development from 1990 to 1993 and 1993 to 1998, respectively. Prior to joining us, Ms. Nowakowski worked as a financial analyst at a subsidiary of Eli Lilly & Co. and as the finance manager of BioVest Partners, a venture capital firm. Ms. Nowakowski also serves as a director of Playtex Products, Inc.

         DONALD R. MYLL has been our Chief Financial Officer and Treasurer since May 2001. From September 1999 through October 2000, he served as Executive Vice President and Chief Financial Officer of Daou Systems, Inc. a publicly-traded technology services company in the healthcare industry. From September 1998 to September 1999, Mr. Myll served as President, Chief Executive Officer and a director of Hearing Science, Inc., a multi-state provider of hearing care services. From March 1997 to September 1998, Mr. Myll was a consultant to TheraTx, Inc., a publicly-traded national healthcare provider of rehabilitation, post acute and long-term care services, as well as other venture capital and entrepreneurial organizations in the healthcare industry. From June 1990 to March 1997, Mr. Myll served as Executive Vice President and Chief Financial Officer of TheraTx, Inc.

VOTE REQUIRED

         The vote required for the election of directors is a plurality of the votes cast and entitled to vote on the election of directors, provided a quorum is present. Abstentions and broker non-votes will not affect the outcome of the election.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
               EACH OF THE SIX (6) DIRECTOR NOMINEES NAMED ABOVE.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

         During 2001, the Board of Directors met three times and took action by unanimous written consent thirteen times. No member of the Board of Directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the number of meetings of committees of the Board of Directors (during the periods that he served on such committees).

         The Company has standing Audit, Compensation, Executive and Stock Plan Committees, each of which was created by the Company's Board of Directors on October 17, 2001 and whose current functions and members are described below. The Board of Directors does not have a nominating committee.

         AUDIT COMMITTEE. The Audit Committee is composed of William F. Miller III, Michael R. Gallagher and Andrew M. Stern. This committee is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee (i) reviews the Company's internal accounting controls and its audited financial statements,
(ii) reviews with the Company's independent auditors the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them and (iv) recommends the action to be taken with respect to the appointment of the Company's independent auditors. All of the members of the Audit Committee are independent as defined by Sections 303.01(B)(2)(a) and (3) of the Listed Company Manual of the New York Stock Exchange, Inc. A copy of the Audit Committee's charter, which was adopted by the Company's Board of Directors on October 17, 2001, is attached as Exhibit A to this proxy statement. The Audit Committee did not meet in 2001.

         COMPENSATION COMMITTEE. The Compensation Committee is composed of William F. Miller III and Michael R. Gallagher. The Compensation Committee reviews and approves the compensation of our officers and management personnel and administers our employee benefit plans. The Compensation Committee took action by unanimous written consent three times in 2001.

         EXECUTIVE COMMITTEE. The Executive Committee is composed of Robert B. Haas, Steven C. Francis and Douglas D. Wheat. The Executive Committee exercises the power of the Board of Directors in the interval between meetings of the Board of Directors. The Executive Committee did not meet in 2001.

         STOCK PLAN COMMITTEE. The Stock Plan Committee is composed of William
F. Miller III and Michael R. Gallagher. The Stock Plan Committee administers our stock-based and certain other incentive compensation plans. The Stock Plan Committee did not meet in 2001.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

         The Company pays non-employee directors annual remuneration of $10,000, $2,500 for each Board of Directors meeting that they attend and $1,000 for each Committee meeting that they attend which is not held on the same day as a Board of Directors meeting. Directors are also reimbursed for out-of-pocket expenses incurred in connection with such service. Additionally, prior to the consummation of the IPO, William F. Miller III was paid an annual fee of $25,000 to serve as a director.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

         The Company believes that all of its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them in 2001.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 2001 and 2000 fiscal years of those persons (the "named executive officers") who were the (i) Chief Executive Officer and
(ii) two most highly-compensated executive officers of the Company at the fiscal year ended December 31, 2001.

                                                                                      LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION                             AWARDS
                               ------------------------------------------------     ------------------------
                                                                                                   NUMBER OF
                                                                                    RESTRICTED    SECURITIES
                                                                    ALL OTHER          STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)     BONUS      COMPENSATION(1)      AWARDS        OPTIONS
---------------------------    ----    ----------     -----      ---------------      ------        -------
Steven C. Francis..........    2001    $410,577       $300,000        $6,514             --               --
   President and Chief         2000     304,875        200,000         1,950             --          746,493
   Executive Officer

Susan R. Nowakowski........    2001     292,308         91,000        $6,485             --               --
   Executive Vice President    2000     181,496         67,412         1,950             --          321,451
   Chief Operating Officer
   and Secretary

Donald R. Myll(2)..........    2001     135,573             --            --             --          458,804
   Chief Financial Officer
   and Treasurer

------------------------
(1)      Amounts consist of employer matching contributions to our 401(k) plan.
(2) Mr. Myll's salary has been prorated to reflect his employment with the Company since May 2001.

OPTION/SAR GRANTS IN 2001

         The following were the only stock option awards that we granted to directors or named executive officers in 2001. We have never issued any stock appreciation rights.

                                           INDIVIDUAL GRANTS
                   --------------------------------------------------------------
                                                                                         POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED ANNUAL
                                                                                         RATES OF STOCK PRICE
                                                                                           APPRECIATION FOR
                                                                                            OPTION TERM(2)
                   NUMBER OF     PERCENTAGE OF                                          -----------------------
                   SECURITIES    TOTAL OPTIONS
                   UNDERLYING    GRANTED TO
                   OPTIONS       EMPLOYEES        EXERCISE PRICE
NAME               GRANTED       IN 2001          (PER SHARE)(1)  EXPIRATION DATE          5%           10%
----               -------       -------          --------------  ---------------      ----------   ----------
Donald R. Myll...  458,804            72.5%             $ 9.09    July 24, 2011        $2,766,675   $6,823,944

------------------------
(1) The exercise price for each option was equal to the fair market value of our Common Stock as determined by our Board of Directors on the date of grant. In determining the fair market value of the Common Stock on the date of grant, our Board of Directors considered many factors including:

         o the fact that option grants involved illiquid securities in a non-reporting company;

         o the fact that the securities underlying the option grants represented a minority interest in the Common Stock;

         o        our performance and operating results at the time of grant;
                  and

         o        our stage of development and business strategy.

(2) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5.0% and 10.0% compounded annually from the date the options were granted to the expiration date. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning options that our named executive officers exercised during 2001 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2001. The table also reports values for "in-the-money" options that represent the positive spread between the exercise prices of such options and $27.40 per share, the closing sale price of the Common Stock on the New York Stock Exchange on December 31, 2001.

                                                     NUMBER OF SECURITIES
                           NUMBER                   UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                          OF SHARES                  OPTIONS AT DECEMBER 31,      IN-THE-MONEY OPTIONS AT
                          ACQUIRED                          2001                     DECEMBER 31, 2001
                             ON        VALUE     -----------------------------------------------------------
NAME                      EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                      --------    --------   -----------    -------------   -----------    -------------
Steven C. Francis.......     --          --          --          2,766,449           --         $63,138,297
Susan R. Nowakowski.....     --          --          --            660,801           --          15,250,901
Donald R. Myll..........     --          --          --            458,804           --           8,400,701

MANAGEMENT COMPENSATION INCENTIVE PLANS


         Our Senior Management Bonus Plan provides incentives and rewards to some of our senior members of management for achievement of annual financial goals. The bonus plan is administered by our Compensation Committee. The Board of Directors may resolve to administer the plan, thereby assuming all the functions of the Compensation Committee under the plan. Under the bonus plan, subject to our Board of Directors approval, the Compensation Committee designates for each "performance period" (which is the period during which performance is measured to determine the level of attainment of an award) which participants are eligible for an award, the performance criteria for the performance period and the maximum award. This information is communicated to each participant prior to or during the performance period. The performance criteria for 2002 has been established in a Senior Management Bonus Plan for 2002 and the bonuses under our bonus plan are earned based upon a pre-established level of EBITDA (as defined in the bonus plan for 2002) achieved during the year, and are calculated for each participating member of senior management based upon a specific percentage of the individual's salary at targeted levels of EBITDA achievement. The Board of Directors has the power to amend the plan at any time and may amend any outstanding award granted under the plan, subject to grantee consent in appropriate instances. Adopting and maintaining this bonus plan does not preclude the Board of Directors from making compensation or award arrangements outside of the plan.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         We are party to an employment agreement with Steven C. Francis which provides that Mr. Francis will serve as our President and Chief Executive Officer and as a member of our Board of Directors until December 31, 2003 (and thereafter automatically for additional one-year periods unless either party gives prior written notice of its intent to terminate the agreement) or until we terminate his employment or he resigns, if earlier. The agreement provides that Mr. Francis will receive a base salary of $300,000 per year (increased annually at the discretion of our Board of Directors), an annual bonus opportunity subject to meeting certain performance based criteria, participation in our stock option plans, eligibility in our employee benefit plans and other benefits provided in the same manner and to the same extent as to our other senior management.

         Mr. Francis's employment agreement provides that he will receive severance benefits if we voluntarily terminate his employment for any reason other than "cause" (as defined in the agreement), in the event of his disability or death or if he terminates his employment for "good reason" (as defined in the agreement). In the event of such termination, Mr. Francis or his estate, as applicable, will be entitled to any earned but unpaid base salary, an immediate lump sum severance payment of two years of base salary, plus his bonus for the year of termination. In addition, Mr. Francis has the right to resign for any reason or no reason within 90 days following a "change of control" (as defined in the agreement) and have such resignation be treated as "good reason."

         Under some circumstances, amounts payable under Mr. Francis's employment agreement are subject to a full "gross-up" payment to make Mr. Francis whole in the event that he is deemed to have received "excess parachute payments" under Section 280G and 4999 of the Internal Revenue Code.

         Mr. Francis's employment agreement also contains a confidentiality agreement and a covenant not to compete or solicit during its term and for a period of two years thereafter.

         We also entered into executive severance agreements with two of our executive officers, Susan R. Nowakowski and Donald R. Myll, in November 1999 and May 2001, respectively. These executives' severance agreements provide that they will receive severance benefits if their at-will employment is terminated by us without cause (as defined in the agreements). Such benefits include cash payments over a 12-month period equal to their annual salary plus reimbursement for the COBRA costs for their health insurance for that 12-month period (or until the executive becomes eligible for comparable coverage under another employer's health plans, if earlier). Each executive severance agreement contains a requirement that the executive execute our standard covenant not to compete or solicit and general release of all claims form as a condition to receiving the severance payments.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board, which took action by unanimous written consent three times last year, reviews and approves the compensation of our officers and management personnel and administers our employee benefit plans.

POLICY AND PERFORMANCE MEASURES

         As indicated above, the key elements of the compensation payable to our principal executives other than our Chief Executive Officer are base salary, bonuses as determined under our Senior Management Bonus Plan, standard employee benefits and long-term incentives in the form of incentive and non-incentive-based stock options. In general, significant portions of total compensation are performance based.

         Adjustment of base salaries involves consideration of competitive data, assessment of performance, position tenure and internal comparability. The base salaries of the executives are considered to be average by industry standards and are adjusted modestly, the primary focus being on total compensation. Executives are eligible to receive annual cash bonuses based on a review of the Company's overall profitability and such executives' performance during the year for which such a bonus is payable.

CHIEF EXECUTIVE OFFICER COMPENSATION AND POLICY AND PERFORMANCE MEASURES

         We are party to an employment agreement with Steven C. Francis which provides that Mr. Francis will serve as our President and Chief Executive Officer and as a member of our Board of Directors, with automatic one-year extensions. The agreement provides for a base salary of $300,000 (increased annually at the discretion of our Board of Directors), as well as a discretionary bonus subject to certain performance based criteria. Mr. Francis also participates in our stock option plans and is eligible to participate in our employee benefit plans, as well as other benefits provided in the same manner and to the same extent as to our other senior management. See "Employment and Severance Agreements." The Board of Directors approved and ratified the compensation paid to Mr. Francis for 2001 based on Mr. Francis' status as a co-founder of the Company, his business experience and his responsibilities to, among other things, guide the Company's daily affairs and the Company's long-term strategic plan. The Compensation Committee believes that Mr. Francis' compensation in 2001 was comparable to compensation packages of chief executive officers of other companies similar to the Company.

                         COMPENSATION COMMITTEE MEMBERS
                         ------------------------------
                              Michael R. Gallagher
                              William F. Miller III



                          REPORT OF THE AUDIT COMMITTEE

         Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. KPMG is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. The Audit Committee members are not employees of the Company, and are not professional accountants or auditors. The Audit Committee's primary purpose is to assist the Board of Directors to fulfill its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls which management has established to preserve the Company's assets and the audit process. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. In giving the Audit Committee's recommendation to the Board of Directors, they have relied on management's representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements.

         The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors. The members of the Audit Committee are independent as defined by the rules of the New York Stock Exchange, Inc.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG the firm's independence from the Company and its management. The Audit Committee also considered whether KPMG's provision of non-audit services to the Company is compatible with KPMG's independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.

         The Audit Committee discussed with KPMG the overall scope and plans for their audits. The Audit Committee has met with KPMG, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         Based upon the Audit Committee's discussions with management, KPMG and the Audit Committee's review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC.

                             AUDIT COMMITTEE MEMBERS
                             -----------------------
                              Michael R. Gallagher
                              William F. Miller III
                                 Andrew M. Stern



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH THE HWP STOCKHOLDERS

         AMN Acquisition Corp. was formerly our controlling stockholder and was owned by certain affiliates of Haas Wheat & Partners, L.P. ("HWP stockholders"). Robert B. Haas and Douglas D. Wheat, two of our directors, are affiliates of the HWP stockholders and have indirect equity interests in the HWP stockholders.

         During 2001, we paid an affiliate of the HWP stockholders a fee for management advisory services provided to us in the amount of $112,500. At the completion of our IPO, we paid fees (and associated expenses) to an affiliate of the HWP stockholders of $2.06 million and the agreement governing these fees was terminated.

TRANSACTIONS WITH DIRECTORS

         Prior to the consummation of the IPO, William F. Miller III was paid an annual fee of $25,000 to serve as a director (in addition to the regular annual remuneration described in the section entitled "Compensation of Non-Employee Directors").

         We secured services from certain advertising agencies in which Steven
C. Francis currently holds a 30% interest. We incurred expenses of $39,000 in 2001 related to the services provided by these advertising agencies.

                                   PROPOSAL 2:

                        RATIFICATION OF THE SELECTION OF
                              INDEPENDENT AUDITORS

         On January 21, 2002, upon the recommendation of our Audit Committee, our Board of Directors selected KPMG to serve as the independent auditors of the Company for the fiscal year ending December 31, 2002. The Board of Directors proposes and recommends that the stockholders ratify this selection. KPMG has served as the Company's independent auditors since February 28, 2000. Prior to that time, Deloitte & Touche LLP ("Deloitte") acted as the independent auditors for the Company.

         Representatives of KPMG are expected to be present at the Annual Meeting and will be available to respond to questions.

         In February 2000, in connection with our recapitalization, our Board of Directors elected to change our independent auditors from Deloitte to KPMG for the fiscal year ended December 31, 1999. In connection with Deloitte's audit of the financial statements for the year ended December 31, 1998, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures, nor any reportable events. Deloitte's report on our financial statements for the year ended December 31, 1998 contained no adverse opinions or disclaimers of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles. Prior to retaining KPMG, we did not consult with KPMG regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements.

VOTE REQUIRED

         The vote required for the ratification of the selection of KPMG is the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote on such ratification, provided that a quorum is present at the Annual Meeting. An abstention from voting on the proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY'S INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the named executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

         Robert B. Haas, our Chairman of the Board, and the HWP stockholders beneficially own shares representing approximately 62.5% of the voting power of the Common Stock and have informed the Company that they intend to cause all such shares to be voted in favor of Proposals 1 and 2 listed in the accompanying Notice of Meeting. See the table and footnote (1) below for a description of the group comprised of the HWP stockholders and other persons and entities affiliated with them.

         Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes options and warrants which are exercisable within sixty days of the Record Date.

                                                           NUMBER OF SHARES           PERCENT
NAME                                                      BENEFICIALLY OWNED          OF CLASS
----                                                      ------------------          --------
Robert B. Haas (1).....................................     26,427,048                  62.5%
HWH Capital Partners, L.P..............................     12,286,696                  29.1%
HWH Nightingale Partners, L.P..........................      9,418,313                  22.3%
HWP Nightingale Partners II, L.P.......................      3,395,621                   8.0%
HWP Capital Partners II, L.P...........................      1,326,418                   3.1%
BancAmerica Capital Investors SBIC I, L.P., BancAmerica
     Capital Management SBIC I, LLC, BancAmerica Capital
     Management I, L.P., BACM I GP, LLC and Walter W.
     Walker, Jr.(2)....................................      2,885,403                   6.8%
Steven C. Francis(3)...................................      2,411,132                   5.5%
William F. Miller III (4)..............................        262,897                    *
Douglas D. Wheat(5)....................................             --                    --
Michael R. Gallagher (6)...............................             --                    --
Andrew M. Stern (7)....................................             --                    --
Susan R. Nowakowski (8)................................        300,839                    *
Donald R. Myll (9).....................................        117,801                    *
All directors, director nominees and executive officers
     as a group (10)...................................     29,519,717                  67.2%

==============================================================================================

*     Less than 1%

(1)   Represents shares held by the following entities:

      o  12,286,696 shares held by HWH Capital Partners, L.P.

      o  9,418,313 shares held by HWH Nightingale Partners, L.P.

      o  3,395,621 shares held by HWP Nightingale Partners II, L.P.

      o  1,326,418 shares held by HWP Capital Partners II, L.P.

         The ultimate general partner of each of these limited partnerships is either a limited liability company or a corporation, in each case controlled by Mr. Haas. By virtue of his control over each such limited liability company and corporation, Mr. Haas has sole voting and dispositive power over these 26,427,048 shares. The address of each of the limited partnerships listed above is c/o Haas Wheat & Partners, L.P., 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

(2) BancAmerica Capital Investors SBIC I, L.P., a Delaware limited partnership ("BACI"), BancAmerica Capital Management SBIC I, LLC, a Delaware limited liability company ("Capital Management SBIC"), BancAmerica Capital Management I, L.P., a Delaware limited partnership ("BA Capital Management"), BACM I GP, LLC, a Delaware limited liability company ("BACM"), and Walter W. Walker, Jr. ("Mr. Walker") comprise a group under Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). BACI directly holds 2,885,403 shares. Capital Management SBIC is the general partner of BACI. BA Capital Management is the sole member of Capital Management SBIC. BACM is the general partner of BA Capital Management. Mr. Walker, an employee of a subsidiary of Bank of America Corporation ("Bank of America"), is the managing member of BACM. As a result of these relationships, each of Capital Management SBIC, BA Capital Management, BACM and Mr. Walker may be deemed to have sole voting and dispositive power over the securities of the Company held by BACI. Mr. Walker disclaims beneficial ownership of such shares. If Mr. Walker's employment with Bank of America's subsidiaries is terminated, Mr. Walker will cease to be the managing member of BACM. As the holder of a majority in interest in BACM, Bank of America has the right to approve any replacement managing member of BACM. Bank of America does not have any rights with respect to voting or disposition of the securities of the Company owned by BACI. This information is derived from the joint Schedule 13G of BACI, Capital Management SBIC, BA Capital Management, BACM and Mr. Walker, as amended, filed with the SEC on February 7, 2002. The address of all of the parties listed above is NC1-007-25-01, 100 North Tryon Street, 25th Floor, Charlotte, North Carolina 28255.

(3) Includes 1,214,422 shares owned by the Francis Family Trust dated May 24, 1996. Mr. Francis and his wife Gayle Francis are each Trustees of such trust. As a result, he has investment power over these shares and is therefore deemed to have beneficial ownership of these shares. Also includes 1,196,610 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(4) Mr. Miller's address is c/o Health Management Systems, Inc., 2100 McKinney, Suite 1801, Dallas, Texas 75201.

(5) Mr. Wheat's address is c/o Haas Wheat Partners, L.P., 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

(6) Mr. Gallagher's address is c/o Playtex Products, Inc., 300 Nyala Farms Road, Westport, Connecticut 06880.

(7) Mr. Stern's address is c/o Sunwest Communications, Inc., 5956 Sherry Lane, Dallas, Texas 75225.

(8) Includes 300,539 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(9) Includes 114,701 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(10) The percentage of outstanding shares owned includes 26,427,048 shares owned by the HWP stockholders, 1,214,422 shares owned by the Francis Family Trust dated May 24, 1996 and 1,611,850 shares of Common Stock deemed to be beneficially owned by executive officers of the Company by reason of their right to acquire such shares within 60 days of the Record Date.

                      COMPARATIVE STOCK PERFORMANCE GRAPHS

         The graph below compares the total stockholder return on our Common Stock with the total stockholder return of (i) the New York Stock Exchange ("NYSE") Market Index and (ii) the Dow Jones Group-Index of Health-Care Providers ("HEA"), assuming an investment of $100 on November 13, 2001 (the first day of trading in our Common Stock on the NYSE) in our Common Stock, the stocks comprising the HEA and the stocks comprising the NYSE Market Index.

[GRAPHIC OMITTED - COMPARATIVE STOCK PERFORMANCE GRAPHS]

MEASUREMENT DATE             AMN          HEA           NYSE MARKET INDEX
----------------             ---          ---           -----------------
November 13, 2001          $ 100        $  100         $     100
November 30, 2001            120           105               106
December 31, 2001            127           106               108
January 31, 2002             108           109               106
February 28, 2002            121           105               106
March 31, 2002               124           117               110

                                  OTHER MATTERS

EXPENSES OF SOLICITATION

         This solicitation is being made by the Board of Directors. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Annual Meeting, proxy statement, form of proxy and other soliciting material, as well as the cost of forwarding such material to the beneficial owners of the shares of record, will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies, by further mailings, personal conversations or by telephone but such individuals will not receive any additional compensation for these actions. The Company may reimburse brokers and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses incurred in sending the proxy materials to principals and beneficial owners. The Company may also use the services of paid solicitors.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         From time to time, stockholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the Annual Meeting of Stockholders to be held next year must be received by the Company no sooner than December 11, 2002 and no later than February 19, 2003 and must otherwise comply with Rule 14a-8 under the Exchange Act.

INDEPENDENT AUDITOR FEES

         During 2001, in addition to retaining KPMG to audit the consolidated financial statements for 2001, we retained KPMG to provide consulting and non-audit related services, including due diligence on acquisitions, tax consultation, tax return preparation and services related to our IPO. The aggregate fees billed by KPMG in 2001 for these professional services were:

         AUDIT FEES: $170,000 for services rendered for the annual audit of our consolidated financial statements for 2001; and

         ALL OTHER FEES: $2,233,000 for all other services, consisting primarily of services related to IPO and tax related services.

ANNUAL REPORT

         Stockholders will receive with this proxy statement a copy of the Company's Annual Report and Form 10-K, including the financial statements and the financial statement schedules as filed with the SEC for the fiscal year ended December 31, 2001. Stockholders wishing to receive additional copies may request so in writing at the following address:

                  AMN Healthcare Services, Inc.
                  Attention:  Denise L. Jackson, Esq.
                              General Counsel
                  12235 El Camino Real, Suite 200
                  San Diego, California 92130

                                 OTHER BUSINESS

         As of the date of this proxy statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described in this proxy statement. Should other business be properly brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.

                                                                       EXHIBIT A
                                                                       ---------

         CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF AMN
                            HEALTHCARE SERVICES, INC.

                                   I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by AMN Healthcare Services, Inc. (the "Company") to shareholders, the public and others, (ii) the systems of internal controls regarding finance, accounting, legal compliance and ethical behavior that management and the Board of Directors have established and
(iii) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

         In meeting its responsibilities, the Audit Committee is expected to:

         o Serve as an independent and objective party to review the Company's financial reporting process and internal control system.

         o Review and appraise the audit activities of the Company's outside auditors and review internal financial controls.

         o Provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditors, if any, and the Board of Directors.

         Without limiting the foregoing, and in recognition of the fact that the Company's outside auditors are ultimately accountable to the Board of Directors and the Audit Committee, the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors for shareholder approval).

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

                                II. ORGANIZATION

         The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent of the management, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of the director's independence from the management and the Company. Each member of the Audit Committee shall meet the further restrictions set forth on Annex I.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors and the members of the Audit Committee shall serve until their successors shall be duly elected and qualified. The Chair of the Audit Committee may be designated by the full Board of Directors or, if it does not do so, the members of the Audit Committee may elect a Chair by vote of a majority of the full Audit Committee membership.

                                  III. MEETINGS

         The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. The Audit Committee may require members of management or others to attend meetings and to provide pertinent information as necessary. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with the Chief Financial Officer and at least annually with the Company's outside auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee as a whole or its Chair individually shall meet with management and the outside auditors each quarter to review the Company's financial statements (consistent with IV.3 below).

         IV. RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

1. Review the Company's annual financial statements and any financial reports or other financial information submitted to shareholders, any governmental body, any stock exchange or the public, including any certification, report, opinion or review rendered by the outside auditors.

2. Review any regular internal reports to management prepared by the internal auditing department and management's response to these reports.

3. Review with financial management and the Company's outside auditors all financial statements and related disclosure documents, including Form 10-K and Form 10-Q, prior to the filing of such reports with the Securities and Exchange Commission and, if feasible, prior to any public announcement of financial results for the periods covered thereby. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Review and reassess the adequacy of the Audit Committee's Charter annually and recommend to the Board of Directors any changes deemed appropriate by the Audit Committee. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

5. Prepare any reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules to be included in any proxy statements, information statements or other documents.

6. Review the performance of the outside auditors and make recommendations to the Board of Directors regarding the appointment or replacement of the outside auditors.

7. On an annual basis, review and discuss with the outside auditors all relationships the outside auditors have with the Company to determine the outside auditors' continued independence. In connection with the foregoing, the Audit Committee shall ensure that the outside auditors submit to the Audit Committee on an annual basis a written statement delineating all such relationships, shall discuss with the outside auditors any disclosed relationship or services that may impact the objectivity and independence of the outside auditors and shall recommend that the Board of Directors take appropriate action in response to the written statement to satisfy itself of the outside auditors' independence.

8. Periodically consult with the outside auditors without management being present about the completeness and accuracy of the Company's financial statements.

9. Periodically discuss with the outside auditors their judgments about the quality and appropriateness, as opposed to the acceptability, of the Company's accounting principles and financial disclosure practices as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors, management or the internal auditing department.

11. In consultation with the outside auditors and senior management, review the integrity of the Company's financial reporting processes, both internal and external.

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the outside auditors and the internal auditors, if any, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the outside auditors and the internal auditing department, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement between management and the outside auditors or the internal auditing department, if any, in connection with the preparation of the financial statements.

15. Review with the outside auditors, management and the internal auditing department, if any, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (The review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Audit Committee.)

16. Review management's procedures for ensuring that Company's financial statements, reports and other financial information disseminated to shareholders, any governmental body, any stock exchange and the public satisfy applicable legal and regulatory requirements.

17. Review the activities, organizational structure and qualifications of any internal audit department.

18. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                     ANNEX I

Further restrictions:

         (a) EMPLOYEES. A director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Company, the director may serve on the Audit Committee after three years following the termination of the relationship between the Company and the former parent or predecessor.

         (b) BUSINESS RELATIONSHIP. A director (i) who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Company or (ii) who has a direct business relationship with the Company (E.G., a consultant) may serve on the Audit Committee only if the Company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated.

         "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position or (3) the direct business relationship between the director and the Company.

         (c) CROSS COMPENSATION COMMITTEE LINK. A director who is employed as an executive of another corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

         (d) IMMEDIATE FAMILY. A director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship. See para. 303.02 of the NYSE Listed Company Manual for the definition of "Immediate Family."

                                      PROXY
                          AMN HEALTHCARE SERVICES, INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2002

         The undersigned, revoking all previous proxies, hereby appoints Robert
B. Haas, Steven C. Francis and William F. Miller III, or any of them, as attorneys and proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of AMN Healthcare Services, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 31, 2002 at 8:30 a.m. at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California, or at any adjournment or adjournments thereof, with all powers which the undersigned would possess if personally present.

         1. Election of six directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

                                   FOR                      AGAINST              WITHHOLD AUTHORITY
                             ---------------            ---------------          ------------------
Robert B. Haas               _______________            _______________            _______________
Steven C. Francis            _______________            _______________            _______________
Michael R. Gallagher         _______________            _______________            _______________
William F. Miller III        _______________            _______________            _______________
Andrew M. Stern              _______________            _______________            _______________
Douglas D. Wheat             _______________            _______________            _______________

         2. Ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                                   FOR                      AGAINST                    ABSTAIN
                             ---------------            ---------------          ------------------
                             _______________            _______________            _______________

         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the six (6) nominees to the Board of Directors and FOR the ratification of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

         Please sign exactly as your name appears on the mailing label. When joint tenants hold shares, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in the corporate name by the president or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.



                                Dated:____________________________________, 2002


                                Signature_______________________________________

                                Signature, if held jointly______________________

                                Title, if signing as attorney, executor, administrator, trustee or guardian______________

                                ________________________________________________


                                ________________________________________________
                                Name (Print)

                                Number of shares of Common Stock owned

                                ________________________________________________



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY BY USING THE ENCLOSED ENVELOPE





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